Exhibit 10.1

Certain information marked as [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential

PROGRAM PURCHASE AGREEMENT

THIS PROGRAM PURCHASE AGREEMENT (this “Agreement”), effective as of April 9, 2021 (the “Effective Date”), is made and entered into by and among LES LABORATOIRES SERVIER, a corporation incorporated under the laws of France having a principal place of business at 50 rue Carnot, 92150 Suresnes, France (“LLS”) and INSTITUT DE RECHERCHES INTERNATIONALES SERVIER, a corporation incorporated under the laws of France having its principal place of business at 50 rue Carnot, 92150 Suresnes, France (“IRIS”) (LLS and IRIS together jointly and severally, “Servier”), and PRECISION BIOSCIENCES, INC., a Delaware corporation with its principal place of business at 302 E Pettigrew St A-100, Durham, NC 27701, U.S.A. (“Precision”).  Precision and Servier may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, the Parties previously entered into that certain Development and Commercial License Agreement, effective February 24, 2016 (as previously amended by that certain Amendment No. 1 to Development and Commercial License Agreement, effective as of February 24, 2017, that certain Amendment No. 2 to Development and Commercial License Agreement, effective as of August 21, 2017, that certain Amendment No. 3 to Development and Commercial License Agreement, effective as of February 5, 2018, that certain Amendment No. 4 to Development and Commercial License Agreement, effective as of May 23, 2018 (“Amendment No. 4”), that certain Amendment No. 5 to Development and Commercial License Agreement, effective as of September 18, 2019, and that certain Amendment No. 6 to the Development and Commercial License Agreement, effective as of October 2, 2020 (the “DCLA”).

WHEREAS, Servier desires to divest the Reversion Program (as defined in Section 1.12).

WHEREAS, Precision desires to re-acquire the rights under the Reversion Program.

WHEREAS, the Parties desire to terminate the DCLA by mutual consent in accordance with Section 14.2.6 of the DCLA as amended by this Agreement, under the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	DEFINITIONS

The following terms as used in this Agreement shall have the meanings set forth in this Article 1. Capitalized terms used in this Agreement without being defined herein shall have the meaning set out in the DCLA.

1.1.

“Biosimilar Product” means, with respect to a Product, and on a Product-by-Product and country-by-country basis, any product (including a “generic product,” “biogeneric,” “follow-on biologic,” “follow-on biological product,” “follow-on protein product,” “similar biological medicinal product,” or “biosimilar product”) approved by way of an abbreviated regulatory mechanism by the relevant Regulatory Authority in a country in reference to such Product, that is sold in the same country (or is commercially available in the same country via import from another country) as such Product by any Third Party and that (a) in the United States, is subject to a license by the FDA under Section 351(k) of the PHSA as a product that is “biosimilar” (as defined in Section 351(i)(2) of the PHSA) to, or “interchangeable” (as defined in Section 351(i)(3) of the PHSA) with, such Product, (b) in the EU, has been licensed as a similar biological medicinal product by the EMA pursuant to Directive 2001/83/EC, as may be amended, or any subsequent or superseding law, statute or regulation, or (c) in any country outside the United States and the EU, has received Marketing Approval in an abbreviated licensure procedure by the applicable Regulatory Authority in such country as a product that is  “interchangeable,” “bioequivalent,” “biosimilar” or other term of similar meaning, with respect to the Product and in reliance upon the prior Marketing Approval (or data therein) of such Product, as is necessary to permit substitution of such product for the Product under applicable Law in such country.

1.2.

“First Commercial Sale” means with respect to a particular Product in a particular country or other jurisdiction, the first arms’-length sale of such Product by Precision or any of its Affiliates or under their authority, e.g. a distributor (the “Selling Entity”) or by the Product Partner with respect to a Product Partnering Transaction, in each case to a Third Party for use in the Field in such country or other jurisdiction after such Product has been granted (a) Marketing Approval and, if necessary to sell the Product to a Third Party, a Reimbursement Approval if such sale is in any country in the EU or (b) Marketing Approval only if such sale is not in a country in the EU. For avoidance of doubt, no sale or other disposition of a Product shall be deemed the “First Commercial Sale” if such sale or other disposition would not be included in the calculation of Net Sales.

1.3.	“First Indication” means, [***]

1.4.

“Independently Active Therapeutic Ingredient” means, with respect to a Combination Product, an active therapeutic ingredient having a different Target or mode of action, or which is otherwise treated or designated by the applicable Regulatory Authority as a separate active ingredient, than the applicable Product.

1.5.

“Net Sales” means the [***] of monies invoiced by Precision or any Selling Entity, for the sale, use or other disposition of a Product to Third Parties less the following amounts in Sections 1.5.1 through 1.5.13 below (the “Permitted Deductions”):

[***]

The amounts invoiced by Precision, or any Selling Entity for [***] shall not be included in the computation of Net Sales hereunder and Net Sales shall be the [***]

Further, the following shall not be considered Net Sales: [***]

In the event a Product is co-packaged, co-formulated, sold in conjunction with or otherwise sold in a manner that includes one or more Independently Active Therapeutic Ingredients in addition to a Product (such Product, a “Combination Product”), then Net Sales, for purposes of determining royalty payments on such Combination Product, will be calculated by [***]

1.6.	“Other Targets” means [***]

1.7.	[***]

1.8.

“Product” means any of the following: (a) the CAR-T product known as PBCAR0191 Directed to CD19, (b) the CAR-T product known as PBCAR19B Directed to CD19, (c) the CAR-T product known as [***], (d) the CAR-T product known as [***], (e) the CAR-T product known as [***],  (f) the CAR-T product known as [***], in each case as described in the applicable Development Plan as of immediately prior to the Effective Date of this Agreement as such product may be further developed thereafter [***] and (g) the first one (1) CAR-T product for which IND Acceptance occurs constituting a Variant (not described in Section 1.8 (a) to (f)) Directed to CD19 or Directed to any Other Target.

1.9.	“Product Partnering Transaction” means a transaction pursuant to which Precision or any of its Affiliates grants to a Third Party (such Third Party, a “Product Partner”) [***]

1.10.

“Proceeds” means sums received by Precision from a Product Partner as consideration for any Product Partnering Transaction, including [***]. Proceeds received as consideration for any Product Partnering Transaction that are not clearly allocated to a Product or other Targets subject to such Partnering Transaction shall be allocated [***]. In the event that Servier disputes in good faith [***] during such [***] period, the Parties shall endeavor to solve the dispute amicably and promptly by [***].  If a Party provides written notice to the other Party regarding any such dispute and such dispute is not resolved through [***] such dispute shall be resolved in accordance with the procedures set forth in Schedule 4.

1.11.

“Reimbursement Approval” means with respect to a particular Product and a particular country or regulatory jurisdiction, any pricing and reimbursement approvals by the applicable Regulatory Authority or other Governmental Authority in such country or regulatory jurisdiction that are necessary for a sale or transfer of such Product to any applicable Regulatory Authority or other Governmental Authority, or for a sale or transfer of such Product to be reimbursable or credited by, charged to or otherwise paid for by, in whole or in part, any applicable Regulatory Authority or other Government Authority in such country or regulatory jurisdiction at the relevant time.

1.12.

“Reversion Program” means (a) any product that (i) was a Licensed Product Candidate immediately prior to the Effective Date of this Agreement and (ii) is no longer a Licensed Product Candidate as a result of this Agreement, (b) any Included Target that was an Included Target immediately prior to the Effective Date of this Agreement and is no longer an Included Target as a result of this Agreement, and (c) any other engineered human T cells with Chimeric Antigen Receptors Directed to any Target that was an Included Target immediately prior to the Effective Date of this Agreement and is no longer an Included Target as a result of such termination ((a), (b) and (c) being listed in Schedule 1 to this Agreement), and (d) all rights and obligations under the DCLA, including rights granted to Servier under Article IV of the DCLA.

1.13.	“Royalty Term” shall have the meaning set forth in Section 3.7.

1.14.	“Second Indication” means, [***]

1.15.	“Selling Entity” has the meaning set forth in Section 1.2.

1.16.

“Third Party License Agreement” means any agreement (including any settlement agreement) entered into after the Effective Date with a Third Party, whereby royalties are to be paid to such Third Party based on the grant of rights under Patent Rights Controlled by such Third Party in a country or countries, which Patent Rights are Necessary to Commercialize the Product.  For purposes of this definition, “Necessary to Commercialize” means, with respect to a particular Product and Patent Rights Controlled by a Third Party in a particular country or countries, [***]. In the event Servier in good faith disputes the determination by Precision that such Patent Rights are Necessary to Commercialize, such dispute shall be resolved in accordance with Section 8.4.

1.17.	“Upfront Fee” has the meaning set forth in Section 3.1.

1.18.	“Waiver Fee” has the meaning set forth in Section 3.2.

1.	amendment to sectioN 14.2 of the dcla

The following new sub-section is hereby added to Section 14.2 of the DCLA (Early Termination):

14.2.6	By Mutual Consent. This Agreement may be terminated by the mutual written consent of the Parties.

2.	EFFECTS OF TERMINATION OF THE DCLA
2.1.	The Parties hereby terminate the DCLA, as amended by this Agreement, by mutual consent in accordance with Section 14.2.6 of the DCLA and under the terms and conditions set forth herein.

2.2.	All licenses and options to license granted to either Party under the DCLA, including all sublicenses thereunder, are hereby immediately terminated.

2.3.

Except with respect to the surviving obligations set forth in Article 5 of this Agreement, each of the Parties is hereby released from its obligations under the DCLA, including with respect to the Reversion Program.

2.4.

Within [***] following the Effective Date of this Agreement, Servier shall, at the request of Precision, (i) deliver to Precision (and if delivery is not feasible, certify the destruction of) any and all tangible Confidential Information of Precision in Servier’s possession, (ii) remove Confidential Information of Precision relating to the manufacturing and Regulatory Filings for the Product known as PBCAR19B from all databases and systems, without regard for whether such removal is practicable, and (iii) to the extent practicable, remove any other Confidential Information of Precision from all databases and systems and in those instances where removal is not practicable, segregate or otherwise indicate that such Confidential Information is restricted.  Servier represents and warrants that it has no Confidential Information of Precision in its lab notebooks. Servier shall have the right to retain one (1) copy of Precision’s Confidential Information described in sub-part (iii) above in its archives solely for the purpose of maintaining compliance with its obligations hereunder.

2.5.

The Parties hereby acknowledge and agree that no payment or other liability or obligation has accrued under the DCLA (other than such payments as subject to the Waiver Fee set forth in Section 3.2 and the surviving obligations set forth in Article 5 of this Agreement) prior to or on the Effective Date of this Agreement.

2.6.

The Parties hereby acknowledge and agree that Section 2.6 of the DCLA was removed from the DCLA pursuant to Amendment No. 4, therefore the license set forth in Section 2.6.1 of the DCLA has never been entered into between the Parties and Precision has no right to request in writing to enter into an agreement pursuant to which Precision may use Isolex Platform Technology in connection with Products.

2.7.

Servier represents and warrants that Servier and its Affiliates do not Control any Patents or Know-How (that came to be Controlled as a result of activities in connection with the DCLA) that are reasonably necessary or useful in connection with the Development, manufacture, use or Commercialization of Products in the Territory and that on the Effective Date of this Agreement, Precision Controls all Know-How, Inventions, Patents, all materials, documents, licenses, Third Party agreements, preclinical and clinical data, safety data and all other supporting data, Regulatory Filings, and manufacturing processes with respect to the Reversion Program. Accordingly, the Parties hereby acknowledge and agree that Section 14.3.1(a) of the DCLA is not applicable and Precision hereby releases Servier from all its obligations under Section 14.3.1(a) of the DCLA; provided, however, to the extent the representation and warranty in the first sentence of this Section 2.7 is found untrue by an arbitral award rendered in accordance with Section 8.4, then effective upon the Effective Date Servier agrees to (i) grant and hereby grants to Precision and its Affiliates a royalty-free, non-exclusive, worldwide, transferrable, irrevocable license (with the right to grant sublicenses through multiple tiers) under any such Patents or Know-How (that came to be Controlled as a result of activities in connection with the DCLA) to make, have made, use, sell, offer for sale, import and otherwise Develop and Commercialize Products (or any other engineered human T Cells with Chimeric Antigen Receptors Directed to CD19 or any Other Targets) in the Field in the Territory and (ii) make such assignments as necessary to accomplish the intended effect of Section 14.3.1(a) of the DCLA.

3.	PAYMENTS
3.1.

Upfront Payment. In consideration of Servier’s contribution to the progress of the Reversion Program as of the Effective Date, Precision shall pay to Servier, on or prior to the date that is [***] after the Effective Date or, if such date is not a Business Day, on the next Business Day, a one time, non-refundable, non-creditable fee equal to one million two hundred and fifty thousand USD ($1,250,000) (the “Upfront Fee”).  Servier shall invoice Precision for the Upfront Fee on the Effective Date.

3.2.

Waiver Fee. In consideration of Servier’s contribution to the progress of the Reversion Program as of the Effective Date, Precision shall forever waive Servier’s obligations to pay the amounts set forth below otherwise payable by Servier under Section 8.3.1(a) of the DCLA in the absence of termination of the DCLA (the “Waiver Fee”).

Phase I Success for the Licensed Product Candidate PBCAR0191	$ [***]
Additional milestone payment upon Phase I Success for the Licensed Product Candidate PBCAR0191	$ [***]
First Gene Editing Event for the Licensed Product Candidate Directed to [***]	$ [***]
First Gene Editing Event for the Licensed Product Candidate Directed to [***]	$ [***]
Total Waiver Fee	$ 18,750,000

3.3.

Milestone Payments. In addition, Precision or any of its Affiliates shall, solely to the extent Precision or such Affiliate has not entered into a Product Partnering Transaction with respect to the applicable Product (in which case solely the payment obligations set forth in Section 3.5 shall apply with respect to the scope of such Product Partnering Transaction), and conditioned upon achievement of the applicable milestone or event, for each Product, make the following payments to Servier in consideration of Servier’s contribution to the progress of the Reversion Program as of the Effective Date:

REGULATORY AND COMMERCIAL MILESTONES for the first Product Directed to CD19
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
Sub-total	$ [***]

SALES MILESTONE PAYMENTS for the first Product Directed to CD19
$[***] of global Net Sales of the first Product Directed to CD19 to achieve such sales level in a Calendar Year	$ [***]
$[***] of global Net Sales of the first Product Directed to CD19 to achieve such sales level in a Calendar Year	$ [***]
$[***] of global Net Sales of the first Product Directed to CD19 to achieve such sales level in a Calendar Year	$ [***]
Sub-total	$ [***]

For clarity, the maximum total milestones payable for all Products Directed to CD19 shall be $[***], regardless of whether such milestones are achieved by one or both of the Products Directed to CD19.

REGULATORY AND COMMERCIAL MILESTONES for each Product Directed to Other Targets
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
[***]	$ [***]
Sub-total	$ [***]

SALES MILESTONE PAYMENTS for each Product Directed to Other Targets
$[***] of global Net Sales of the Product in a Calendar Year	$ [***]
$[***] of global Net Sales of the Product in a Calendar Year	$ [***]
$[***] of global Net Sales of the Product in a Calendar Year	$ [***]
Sub-total	$ [***]

For clarity, the maximum total milestones payable for all Products Directed to Other Targets shall be $[***]

Each milestone payment set forth in this Section 3.3 shall be payable by Precision upon the first achievement of the applicable milestone, and Precision shall provide notice to Servier of such achievement within [***] following such achievement.  Following Servier’s receipt of a notice described in the immediately preceding sentence, Servier shall provide Precision with a corresponding invoice and Precision shall pay to Servier the applicable milestone payment described above within [***] after receipt of such invoice.

3.4.

Royalties. In addition, in consideration of Servier’s contribution to the progress of the Reversion Program as of the Effective Date, on a Product-by-Product basis, Precision or any of its Affiliates shall, solely to the extent Precision or such Affiliate has not entered into a Product Partnering Transaction with respect to the applicable Product (in which case solely the payment obligations set forth in Section 3.5 shall apply with respect to the scope of such Product Partnering Transaction), pay to Servier non-creditable, non-refundable royalty payments at the following royalty rates on the applicable portion of cumulative Calendar Year global Net Sales of the applicable Product:

ROYALTIES
For each Product Directed to [***]	[***]%
For each Product Directed to [***]	[***]%
For each Product Directed to [***]	[***]%
For each Product Directed to [***]	[***]%

3.5.

In consideration of Servier’s contribution to the progress of the Reversion Program as of the Effective Date, should Precision enter into a Product Partnering Transaction with respect to a particular Product, Precision shall (i) provide Servier with a written notice no later than [***] after entering into such Product Partnering Transaction and (ii) in lieu of any payments under Section 3.3 or Section 3.4 with respect to the scope of such Product Partnering Transaction, make the following payments to Servier:

REGULATORY MILESTONE any Product Directed to CD19
[***]	$ [***]

For clarity, the above payment for a Product Directed to CD19 shall be payable one time upon the first achievement of such milestone by any Product Directed to CD19, in accordance with the invoice procedures set forth in Section 3.3, even if Precision has entered into a Product Partnering Transaction for such Product prior to the achievement of such milestone, but such milestone shall not be payable under this Section 3.5 if it has already been paid by Precision under Section 3.3.

Proceeds with respect to a Product Partnering Transaction with respect to a Product Directed to [***]	[***]% of any Proceeds, which Proceeds [***]
Proceeds with respect to a Product Partnering Transaction with respect to a Product Directed to [***]	[***]% of any Proceeds, which Proceeds [***]
Proceeds with respect to a Product Partnering Transaction with respect to a Product Directed to [***]	[***]% of any Proceeds, which Proceeds [***]
Proceeds with respect to a Product Partnering Transaction with respect to a Product Directed to [***]	[***]% of any Proceeds, which Proceeds [***]

3.6.	Diligence obligation. Should Precision enter into a Product Partnering Transaction with respect to a Product Directed to CD19 or a Product Directed to any Other Target, [***].

3.7.

Royalty Term. Precision’s obligation to make (a) royalty payments pursuant to Section 3.4 with respect to a particular Product and (b) Proceeds payments pursuant to Section 3.5 with respect to a Product Partnering Transaction with respect to a particular Product, shall each expire, on a Product-by-Product basis, ten (10) years after the first to occur of the First Commercial Sale of such Product in the U.S. or any Major EU Country; provided, however, if such Product is first sold in a country other than the U.S. or any Major EU Country prior to the First Commercial Sale in the U.S. or any Major EU Country, Precision’s obligation to make (i) royalty payments pursuant to Section 3.4 with respect to such Product in such other country and (ii) Proceeds payments pursuant to Section 3.5 with respect to a Product Partnering Transaction for such Product with respect to such other country shall expire ten (10) years after the First Commercial Sale of such Product in such other country (all of the foregoing, as applicable with respect to a particular Product, the “Royalty Term”).

3.8.

Royalty Stacking.  Subject to the terms herein, if Precision or its Affiliate enters into one or more Third Party License Agreement(s) with respect to a particular Product in a particular country or countries, then Precision’s obligation to pay royalties to Servier pursuant to Section 3.4 with respect to sales of such Product in such country or countries in a particular Calendar Quarter shall be reduced by [***] of the amount of the royalties paid by Precision or its Affiliate to such Third Party pursuant to such Third Party License Agreement for such sales, provided that no royalty payment to Servier for a Product hereunder shall be reduced, pursuant to this Section 3.8, to less than [***] of the royalty payment that would otherwise be due to Servier in the absence of a reduction pursuant to this Section 3.8.

3.9.

Biosimilar Products.  On a country-by-country and Product-by-Product basis, upon the first commercial sale of one or more Biosimilar Products with respect to a Product in any country in the Territory during the Royalty Term, the royalty rates pursuant to Section 3.4 with respect to sales of such Product will be permanently reduced in such country by [***] (in addition to any reductions in Section 3.8) from the date of first commercial sale of such Biosimilar Product(s) in such country.

3.10.

Royalty Payment Timing; Royalty Reports.  Within [***] following the end of each Calendar Quarter during which (a) royalty payments accrue pursuant to Section 3.4 with respect to a particular Product or (b) Proceeds payments accrue pursuant to Section 3.5 with respect to a Product Partnering Transaction with respect to a particular Product, Precision shall provide Servier with a Sales Report and any other information reasonably required by Servier for the purpose of calculating royalties, Proceeds payments and sales milestone payments due under this Agreement.  Any royalty payments and Proceeds payments due to Servier will be paid on the date of delivery of such Sales Report.  In the event that either Party determines that the calculation of Net Sales for a Calendar Quarter deviates from the amounts previously reported to Servier for any reason (such as, on account of additional amounts collected or Product returns), Precision and Servier shall reasonably cooperate to reconcile any such deviations to the extent necessary under applicable legal or financial reporting requirements.

3.11.

Audit. Until the expiration of all royalty payment obligations hereunder and for a period of [***] thereafter, Precision shall keep complete and accurate records pertaining to the sale or other disposition of Products by Precision and its Affiliates in sufficient detail to permit Servier to confirm the accuracy of the royalties and sales milestone payments due hereunder.  Servier shall have the right to cause an independent internationally recognized accounting firm reasonably acceptable to Precision to audit such records for the sole purpose of confirming Net Sales and royalties for a period covering not more than the preceding [***].  Precision may require such accounting firm to execute a reasonable confidentiality agreement with Precision prior to commencing the audit.  Such audits may be conducted during normal business hours upon reasonable prior written notice to Precision, but no more frequently than once per year. No accounting period of Precision shall be subject to audit more than one time by Servier, unless after an accounting period has been audited by Servier, Precision restates its financial results for such accounting period, in which event Servier may conduct a second audit of such accounting period in accordance with this Section 3.11.  Adjustments (including remittances of underpayments or overpayments disclosed by such audit) shall be made by the Parties to reflect the results of such audit, which adjustments shall be paid (plus interest as set forth in Section 3.13) promptly following receipt of an invoice therefor.  Servier shall bear the full cost and expense of such audit unless such audit discloses an underpayment by Precision of [***] or more of the amounts due under this Agreement for the audited period, in which case Precision shall bear and reimburse Servier for the full cost and expense of such audit.

3.12.

Taxes.  All payments under this Agreement shall be made without any deduction or withholding for or on account of any tax, except as set forth in this Section 3.12.  The Parties agree to cooperate with one another and use reasonable efforts to minimize under applicable Law obligations for any and all income or other taxes required by applicable Law to be withheld or deducted from any of the royalty and other payments made by or on behalf of a Party hereunder (“Withholding Taxes”).  Precision shall, if required by applicable Law, deduct from any amounts that it is required to pay to the recipient Party hereunder an amount equal to such Withholding Taxes; provided that Precision shall give Servier reasonable notice prior to paying any such Withholding Taxes.  Such Withholding Taxes shall be paid to the proper taxing authority for Servier’s account and, if available, evidence of such payment shall be secured and sent to Servier within [***] after such payment.  Precision shall, at Servier’s sole cost and expense, as mutually agreed by the Parties, do all such lawful acts and sign all such lawful deeds and documents as the Recipient Party may reasonably request to enable the Parties to avail themselves of any applicable legal provision or any double taxation treaties with the goal of paying the sums due to Servier hereunder without deducting any Withholding Taxes.  For US federal income tax purposes, Precision will report the payments made under this Agreement in the manner required by the US Internal Revenue Code (the “Code”).  The Parties agree that this Agreement does not constitute a financial option for US federal income tax purposes as described in section 1234 of the Code.

3.13.

Late Payments.  If Servier does not receive payment of any sum due to it under this Agreement on or before the due date, interest shall thereafter accrue on the sum due to Servier from the due date until the date of payment, such interest to be calculated at a rate equal to the lesser of (a) [***] percent ([***]%) for each month during the period from the time any payment was due until paid in full, and (b) the highest rate permitted by applicable Laws.

3.14.	Reporting. All financial reporting hereunder shall be, if applicable, on the basis of U.S. GAAP, consistently applied.

3.15.

Currency; Exchange Rate.  All payments to be made under this Agreement shall be made in USD by bank wire transfer in immediately available funds to a bank account designated by written notice from Servier. With respect to sales not denominated in USD, Precision shall convert each applicable quarterly sales in foreign currency into

USD by using the then current and reasonable standard exchange rate methodology applied by Precision in its worldwide accounting practices, consistent with U.S. GAAP, consistently applied. Based on the resulting sales in USD, the then applicable royalties shall be calculated.  The initial wire transfer instructions for Servier are set forth on Schedule 2.

4.	Right of First negotiation
4.1.

During the ROFN Term, in the event that Precision desires to engage in a bona fide process designed to enter into [***] or receives a bona fide written offer  from a Third Party to enter into negotiations for [***] with respect to any Product Directed to CD19 (each a “ROFN Product”), Precision agrees to provide Servier with written notice of its intent to engage in such process, or that it intends to accept or negotiate with respect to such offer, as applicable (the “Precision ROFN Notice”). [***]  Servier shall notify Precision in writing (the “Servier ROFN Election Notice”) within [***] of Servier’s receipt of the Precision ROFN Notice if Servier desires to exercise its right to negotiate with Precision the terms of [***] with respect to such ROFN Product (such license is referred to herein as the “Commercialization License”). The “ROFN Term” shall commence upon [***] and end upon [***] Following Precision’s receipt of the Servier ROFN Election Notice, and solely in the event that [***] the Parties agree to negotiate in good faith regarding the main terms of a Commercialization License for a period of [***] following delivery of the Servier ROFN Election Notice by Servier (which may be extended upon mutual agreement of the Parties) (the “Negotiation Period”). For the avoidance of doubt, each Party is free to negotiate for any and all terms of a Commercialization License that such Party believes in good faith are appropriate and in such Party’s best interest.  Neither Party is required under this Article 4 to agree upon any terms of or to enter into any agreement for a Commercialization License.

4.2.	[***]
4.3.	[***]
4.4.	[***]
5.	AMENDMENT TO SECTION 14.3.4 of the dcla

Section 14.3.4 of the DCLA is hereby amended as follows:

14.3.4

Survival.  The following Articles and Sections of this Agreement, as well as remedies for breach of this Agreement, shall survive expiration or termination of this Agreement for any reason:  ARTICLE I (solely to the extent required to enforce any other surviving rights or obligations of the Parties), Section 4.5, Section 9.1, Section 12.1, Section 12.2, Section 12.4.2, Section 12.4.5, ARTICLE XIII and Section 14.3.4.

Without limiting the foregoing, survival of Section 12.1 of the DCLA additionally means that all information disclosed by Precision to Servier under this Agreement shall be treated as Confidential Information of Precision under the provisions of Section 12.1 of the DCLA for the term of this Agreement. For the avoidance of doubt, Section 13.4.1 of the DCLA shall apply to activities arising out of this Agreement as if fully set forth herein, provided that the reference to Article XII in Section 13.4.1 of the DCLA shall be replaced by Section 12.1, Section 12.2, Section 12.4.2, and Section 12.4.5.

6.	press release; Disclosures of terms of agreement
6.1.

Precision shall have the right to issue an initial press release with respect to this Agreement promptly after the Effective Date. Precision shall submit to Servier the draft initial press release for review and comments at least [***] prior to issuing such initial press release. Precision shall take into account any comments Servier may have in relation to the initial press release to the extent such comments relate to Servier’s Confidential Information. The Parties have agreed upon certain paragraphs attached hereto as Schedule 3, which with respect to Precision may be incorporated into any press release, including Precision’s initial press release regarding the Products, in Precision’s sole discretion.  Servier shall refrain from making any statement, public or otherwise, regarding any Products or the Reversion Program unless Servier is required to make such statement pursuant to applicable Law, such statement is limited to the fact that Servier is no longer Developing or Commercializing the Products, or Precision shall have approved any such statement in writing. For clarity, subsequent public announcements, publications and press releases regarding Precision’s Development and Commercialization of the Products and conduct of the Reversion Program may be made by Precision in its sole discretion unless such subsequent public announcements, publications and press releases regarding Precision’s Development and Commercialization of the Products and conduct of the Reversion Program contain Servier’s Confidential Information or any reference to Servier.

6.2.

Notwithstanding the foregoing, (a) either Party may disclose the relevant terms of this Agreement: (i) to the extent required or advisable to comply with the rules and regulations promulgated by the U.S. Securities and Exchange Commission or any equivalent governmental agency, provided that in the event that a copy of this Agreement will be filed with any such agency, such Party shall submit a confidential treatment request in connection with such disclosure and shall submit with such confidential treatment request only such redacted form of this Agreement, which redacted form of this Agreement shall be provided to the other Party for review and comment within no less than [***] from the date of notice to the non-disclosing Party and which comments shall be considered in good faith by the disclosing Party; and (ii) upon request from a Governmental Authority (such as a tax authority), provided the disclosing Party uses reasonable efforts to ensure the Governmental Authority maintains such terms as confidential; and (b) Precision may disclose the relevant terms of this Agreement to the extent necessary for Precision to exercise rights under this Agreement, to any actual or potential licensee, or acquirer of Precision.

7.	TERM AND termination
7.1.

Term. This Agreement shall become effective as of the Effective Date and shall be perpetual, irrevocable and non-terminable. Neither Party shall have any right to cancel, revoke or terminate this Agreement or any license or right granted by either Party to the other Party in or pursuant to this Agreement.

8.	MISCELLANEOUS
8.1.

Assignment. This Agreement is binding upon and will inure to the benefit of the Parties and their respective permitted assignees or successors in interest, including those that may succeed by assignment, transfer or otherwise to the ownership of the assets necessary to the conduct of the business to which this Agreement relates.  This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either Party may, without such consent, assign or otherwise transfer this Agreement, together with all of its rights and obligations hereunder, to any of its Affiliates, or (a) by Servier to a successor in interest in connection with the transfer or sale of all or substantially all of its business to which this Agreement relates (including by transfer or sale of all or any portion of Servier’s assets, equity or business), or in the event of its merger or consolidation or similar business combination transaction, and (b) by Precision to a successor in interest (i) in connection with an assignment or transfer of all or substantially all of Precision’s or any of its Affiliates’  then-current business related to the Products collectively to a single or multiple assignee(s) or its/their Affiliates in a single transaction or series of related transactions (including by transfer or sale of all or any portion of Precision’s assets, equity or business), or (ii) in the event of its merger, consolidation, Change of Control of Precision or similar business combination transaction. Any purported assignment in violation of the preceding sentences in this Section 8.1 shall be void.  Any permitted assignee or successor shall assume and be bound by all obligations of its assignor or predecessor under this Agreement, including with respect to Precision, payment obligations under Sections 3.2 through 3.5 of this Agreement.

8.2.

Headings; Rules of Construction.  Headings are inserted for convenience and shall not affect the meaning or interpretation of this Agreement.  Each Party agrees that this Agreement shall be interpreted without regard to any presumption or rule requiring construction against the Party causing this Agreement to be drafted.  Except as otherwise explicitly specified to the contrary in this Agreement, (a) the words “hereof,” “herein,” “hereby,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular section or subsection of this Agreement and reference to a particular section of this Agreement shall include all subsections thereof, (b) references to a section, exhibit or schedule means a section of, or exhibit or schedule to, this Agreement unless such reference appears in amended text of the DCLA or refers specifically to a section of the DCLA, (c) definitions shall be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender shall include each other gender, (d) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (e) references to a rule, statute or regulation (including CPR rules and procedures) include all rules and regulations thereunder and any successor statute, rule or regulation, in each case as amended or otherwise modified from time to time, (f)

references to a particular Governmental Authority include any successor agency or body to such Governmental Authority and (g) references to “days” means calendar days, unless specified as Business Days.

8.3.

Notices.  Any notice or other communication given by one Party to the other Party under this Agreement must be in writing and shall be sufficient if (a) delivered personally or (b) sent by registered or certified mail, return receipt requested, reputable overnight business courier, email or fax, in each case properly addressed to the receiving Party as set forth below.  The effective date of any notice or other communication given hereunder shall be the actual date of receipt by the receiving Party.

If to Precision:

Precision BioSciences, Inc.
302 East Pettigrew Street, Suite A-100
Durham, NC 27701
Facsimile: (480) 393-5553

Attention: Cindy Atwell, Senior Vice President, Business Development and Alliance Management

with a copy (which copy shall not constitute legal notice to Precision) to:

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP
150 Fayetteville Street, Suite 2300
Raleigh, NC 27601
Facsimile: (919) 821-6800
Attention: John R. Therien, Esq.

If to Servier:

Head of Alliance Management
Les Laboratoires Servier
Institut de Recherches Internationales Servier
50 rue Carnot
92284 Suresnes, France
Email: [***]
Attention: Alliance Management Director

with a copy (which copy shall not constitute legal notice to Servier) to:

Contracts Department Director
Les Laboratoires Servier
Institut de Recherches Internationales Servier
50 rue Carnot
92284 Suresnes, France
Email: [***]
Attention: Matthieu Guerineau

8.4.

Dispute Resolution. In the event of a dispute arising out of or in connection with this Agreement, the Parties shall endeavor to solve the problem amicably and promptly by negotiation between Executive Officers of the respective Parties, in each case who have authority to settle the dispute, claim or controversy.  If a Party provides written notice to the other Party regarding any such dispute and such dispute is not resolved through such negotiation procedures within [***] after receipt of such written notice by the other Party, any and all disputes arising out of or in connection with this Agreement shall be finally settled by confidential arbitration in accordance with the rules of arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules.  Arbitration proceedings shall be held in New York, New York, USA.  The language shall be in English.

8.5.

Governing Law.  Any dispute, claim or controversy arising under or related to this Agreement, including the construction, validity and performance of this Agreement, shall be governed in all respects by the substantive laws of the state of New York, excluding its provisions regarding conflicts of law.

8.6.

Rights in Bankruptcy. All rights, powers and remedies of the Non-Debtor Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including under the Bankruptcy Laws) in the event of the commencement of a case under the Bankruptcy Laws by or against the Debtor Party.  The Non-Debtor Party, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including under the Bankruptcy Laws) in such event.

8.7.

Severability.  Whenever possible, each term and provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable Laws, but, if any term or provision of this Agreement is held to be invalid or unenforceable under applicable Laws, such term or provision shall be invalid and ineffective only to the extent of such invalidity or unenforceability, without invalidating or making unenforceable the remainder of this Agreement.  In the event of such invalidity or unenforceability, the Parties shall use reasonable efforts to seek and agree on an alternative valid and enforceable provision that preserves the original purpose and intent of the Agreement.

8.8.

Independent Contractors.  It is understood that the Parties are independent contractors and engage in the operation of their own respective businesses, and neither Party hereto is to be considered the agent or partner of the other Party for any purpose whatsoever.  Neither Party has any authority to enter into any contracts or assume any obligations for the other Party or make any representations or warranties on behalf of the other Party.

8.9.

Entire Agreement.  This Agreement and the surviving provisions of the DCLA constitute the entire agreement between the Parties and shall cancel and supersede any and all prior and contemporaneous negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof, including the Confidentiality Agreement and that certain non-binding term sheet exchanged by the Parties prior to the Effective Date. To the extent there is a conflict between this Agreement and the surviving provisions of the DCLA, this Agreement shall prevail.
8.10.

Further Assurances. The Parties shall do and cause to be done, and shall cause their respective Affiliates to do and cause to be done, all such acts, matters, and things, and shall execute and deliver, and shall cause their respective Affiliates to execute and deliver, all such additional documents, instruments, conveyances, and assurances, and take such further actions, as may be required to carry out the provisions hereof and give effect to the transaction contemplated herein.

8.11.

Amendment; Waiver.  Any amendment or modification to this Agreement shall only be made in writing and shall only be valid when signed by an authorized representative of each Party.  No term or provision of this Agreement, including the Parties’ respective obligations, may be waived except by a writing signed by the Party against which such waiver is sought to be enforced.

8.12.	Compliance with Laws. Each Party will comply with all applicable Laws in performing its obligations and exercising its rights hereunder.
8.13.

Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same agreement. This Agreement may be executed and delivered electronically or by facsimile and upon such delivery such electronic or facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other Party.

IN WITNESS WHEREOF, the Parties have caused this Program Purchase Agreement to be executed by their duly authorized representatives.

For Precision BioSciences, Inc.		For Les Laboratoires Servier

By:	/s/ Matthew Kane	By:	/s/ Eric Falcand
Name:	Matt KANE	Name:	Eric FALCAND
Title:	CEO	Title:	Proxy

For Institut de Recherches Internationales Servier

By:	/s/ Claude Bertrand
Name:	Claude BERTRAND
Title:	Executive Vice President R&D

EXECUTION VERSION

CT0090683 - Confidential

SCHEDULE 1 – REVERSION PROGRAM (Section 1.12(a), (b) and (c))

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EXECUTION VERSION

CT0090683 - Confidential

SCHEDULE 2 - WIRE TRANSFER INSTRUCTION

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EXECUTION VERSION

CT0090683 - Confidential

SCHEDULE 3 – APPROVED PARAGRAPHS AND QUOTATION

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EXECUTION VERSION

CT0090683 - Confidential

SCHEDULE 4 – ARBITRATION PROCEDURES FOR PROCEEDS ALLOCATION

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